SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C.  20549

                              FORM 8-K
                           CURRENT REPORT

               Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

     Date of Report (Date earliest event reported) July 30, 2000

Commission   Registrant, State of Incorporation,     I.R.S. Employer
File Number  Address and Telephone Number            Identification No.
1-11299      ENTERGY CORPORATION                     13-5550175
             (a Delaware corporation)
             639 Loyola Avenue
             New Orleans, Louisiana  70113
             Telephone (504) 576-4000

1-10764      ENTERGY ARKANSAS, INC.                  71-0005900
             (an Arkansas corporation)
             425 West Capitol Avenue, 40th Floor
             Little Rock, Arkansas 72201
             Telephone (501) 377-4000

1-27031      ENTERGY GULF STATES, INC.               74-0662730
             (a Texas corporation)
             350 Pine Street
             Beaumont, Texas  77701
             Telephone (409) 838-6631

1-8474       ENTERGY LOUISIANA, INC.                 72-0245590
             (a Louisiana corporation)
             4809 Jefferson Highway
             Jefferson, Louisiana 70121
             Telephone (504) 840-2734

0-320        ENTERGY MISSISSIPPI, INC.               64-0205830
             (a Mississippi corporation)
             308 East Pearl Street
             Jackson, Mississippi 39201
             Telephone (601) 368-5000

0-5807       ENTERGY NEW ORLEANS, INC.               72-0273040
             (a Louisiana corporation)
             1600 Perdido Building
             New Orleans, Louisiana 70112
             Telephone (504) 670-3674

1-9067       SYSTEM ENERGY RESOURCES, INC.           72-0752777
             (an Arkansas corporation)
             Echelon One
             1340 Echelon Parkway
             Jackson, Mississippi 39213
             Telephone (601) 368-5000

Item 5.   Other Events

   On July 30, 2000, Entergy Corporation, a Delaware corporation ("Entergy"), FPL Group, Inc., a Florida corporation ("FPL"), WCB Holding Corp., a Delaware corporation ( the "New Company"), Ranger Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the New Company ("Merger Sub A") and Ring Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of the New Company ("Merger Sub B") entered into an Agreement and Plan of Merger (the "Merger Agreement").

     Attached as Exhibits and incorporated by reference in their entirety as Exhibits 2.1 and 99.1 respectively, are copies of the Merger Agreement and a joint press release of Entergy and FPL announcing the execution of the Merger Agreement.


Item 7.   Exhibits.


      2.1 Agreement and Plan of Merger dated as of July 30, 2000, among FPL Group, Inc., Entergy Corporation, WCB Holding
          Corp.,  Ranger  Acquisition Corp. and Ring  Acquisition
          Corp.

     99.1 Joint Press release dated July 31, 2000 announcing the execution of the Merger Agreement.

     99.2 Form of Employment Agreement by and between WCB Holding
          Corp. and James L. Broadhead.

     99.3 Form of Employment Agreement by and between WCB Holding
          Corp. and J.Wayne Leonard.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

      Entergy and certain other persons named below may be deemed to be participants in the solicitation of proxies of Entergy stockholders to adopt and approve the Merger Agreement and to approve the Mergers. The participants in this solicitation may include the directors of Entergy (Robert v.d. Luft, Maureen S. Bateman, W. Frank Blount, George
W. Davis, Norman C. Francis, Wayne Leonard, Thomas F. McLarty, III, Kathleen A. Murphy, Paul W. Murrill, James R. Nichols, William A.
Percy, II, Dennis H. Reilley, Wm. Clifford Smith and Bismark A. Steinhagen) and the officers of Entergy and its subsidiaries (Wayne Leonard, Chief Executive Officer, Donald C. Hintz, President, Jerry D. Jackson, Executive Vice President, C. John Wilder, Executive Vice President and Chief Financial Officer, Frank F. Gallaher, Senior Vice President, Generation, Transmission and Energy Management, Richard J. Smith, Senior Vice President, Transition Management, Michael G. Thompson, Senior Vice President, General Counsel and Secretary, Horace
S. Webb, Senior Vice President, External Affairs, Joseph T. Henderson, Vice President and General Tax Counsel, Nathan E. Langston, Vice President and Chief Accounting Officer, Steven C. McNeal, Vice
President and Treasurer, Christopher T. Screen, Assistant Secretary, Renae E. Conley, President and Chief Executive Officer of Entergy Louisiana, Inc., Nancy Morovich, Vice President-Investors Relations of Entergy Services, Inc. and Arthur Wiese, Vice President-Corporate Communications). The aforementioned directors and officers of Entergy and its subsidiaries, as a group, may be deemed to beneficially own approximately less than 1% of Entergy's outstanding common stock or securities convertible into common stock.

                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Entergy Corporation
                                        Entergy Arkansas, Inc.
                                        Entergy Gulf States, Inc.
                                        Entergy Louisiana, Inc.
                                        Entergy Mississippi, Inc.
                                        Entergy New Orleans, Inc.
                                        System Energy Resources, Inc.

                                        By:  /s/ Nathan E. Langston
                                                Nathan E. Langston
                                                Vice President and
                                                Chief Accounting Officer



Dated: July 31, 2000